STONE RIDGE TRUST

STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND

STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND

(EACH A “FUND” AND TOGETHER THE “FUNDS”)

Supplement dated October 31, 2017

to the Prospectus and Statement of Additional Information,

each dated March 1, 2017, as supplemented August 3, 2017

Stone Ridge Emerging Markets Variance Risk Premium Fund

Stone Ridge International Variance Risk Premium Master Fund

On October 30, 2017, the Board of Trustees of Stone Ridge Trust approved plans of liquidation for Stone Ridge Emerging Markets Variance Risk Premium Fund (“Emerging Markets VRP Fund”) and Stone Ridge International Variance Risk Premium Master Fund (“International VRP Master Fund” and together with the Emerging Markets VRP Fund, “Liquidating Funds”). The liquidations of Emerging Markets VRP Fund and International VRP Master Fund are expected to take place on or about December 21, 2017 and December 22, 2017, respectively (“Liquidation Dates”). Effective after the close of business on October 31, 2017, the Liquidating Funds’ shares will no longer be available for purchase.

Stone Ridge Asset Management LLC (“Adviser”) expects to operate each Liquidating Fund pursuant to its stated investment strategies through December 15, 2017. Thereafter, the Adviser will reduce Emerging Markets VRP Fund’s portfolio to cash in preparation for the Liquidation Date. Proceeds of the liquidation of Emerging Markets VRP Fund are expected to be distributed to shareholders in cash. Proceeds of the liquidation of International VRP Master Fund are expected to be distributed in a combination of cash expected from the liquidation of Emerging Markets VRP Fund, and shares of Stone Ridge International Developed Markets Variance Risk Premium Fund, its only other holding. In each case, the liquidation proceeds are expected to be distributed promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Liquidating Funds.

Stone Ridge Global Equity Variance Risk Premium Master Fund

As a result of the liquidation of Emerging Markets VRP Fund, effective on or about December 21, 2017, Stone Ridge Global Equity Variance Risk Premium Master Fund’s strategy will be modified to change its weightings in the underlying funds in which it invests. The Fund is still expected to have approximately one-half (1/2) of its assets with exposure to U.S. markets and one-half (1/2) of its assets with exposure to international markets. The Fund will invest approximately one-third (1/3) of its assets in Stone Ridge U.S. Large Cap Variance Risk Premium Fund, one-sixth (1/6) of its assets in Stone Ridge U.S. Small Cap Variance Risk Premium Fund and one-half (1/2) of its assets in Stone Ridge International Developed Markets Variance Risk Premium Fund, which are other funds managed by the Adviser. The Fund does not expect to have exposure to investments in emerging markets securities.

Please Retain This Supplement for Future Reference